SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported)  October 18, 1996

                         BALCOR REALTY INVESTORS - 84
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                           Exact Name of Registrant


Illinois                                0-13349
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State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3215399
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Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
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Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600
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Item 2. Acquisition or Disposition of Assets
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a) Chesapeake Apartments

In 1983, Chesapeake Apartments, Harris County, Texas, was acquired by a joint venture consisting of the Partnership and the seller of the property. Pursuant to an agreement between the Partnership and the seller, the Partnership received an assignment of the seller's interest in the joint venture in 1989. The Partnership contributed approximately $2,656,000 from its offering proceeds towards the purchase of the property. The property was purchased subject to a $8,775,000 first mortgage loan funded through the sale of revenue bonds. In 1991, the Partnership obtained the release of $8,530,000 pledged in 1990 as collateral for the bonds and used these funds to purchase the bonds. In 1993, the Partnership obtained a new $5,185,000 first mortgage loan from an unaffiliated party to replace the bonds.

On October 18, 1996, the Partnership contracted to sell the property for a sale price of $7,950,000 to an unaffiliated party, AIMCO Properties, L.P., a Delaware limited partnership. The purchaser has deposited $200,000 into an escrow account as earnest money. The remainder of the sale price will be payable in cash at closing. The purchaser is expected to assume the existing first mortgage loan and the closing of the sale is subject to the receipt of the lender's consent to the assumption of the loan. The closing is scheduled to occur 10 business days after receipt of the lender's consent and it is expected that the closing will occur on or about November 25, 1996. The loan is expected to have an outstanding balance of approximately $5,079,000 at closing. From the proceeds of the sale, the Partnership will pay $159,000 to an unaffiliated party as a brokerage commission and up to $79,500 to an affiliate of the third party providing property management services for the property as a fee for services rendered in connection with the sale of the property. The Partnership will receive the remaining proceeds of approximately $2,633,000, less closing costs.

Affiliates of the General Partner have previously sold or have contracted to sell other assets to the purchaser.

The closing is subject to the satisfaction of numerous terms and conditions, including receipt of the lender's consent. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.

b) Quail Lakes Apartments

In 1983, the Partnership acquired the Quail Lakes Apartments, Oklahoma City, Oklahoma, utilizing approximately $4,379,820 in offering proceeds. The property was acquired subject to first mortgage financing of approximately $10,247,000.

On October 21, 1996, the Partnership contracted to sell the property for a sale price of $10,500,000 to an unaffiliated party, NCH Corporation, an Arizona corporation. The purchaser has deposited $250,000 into an escrow account as
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earnest money and will pay the remaining $10,250,000 at closing, which is scheduled to occur no later than December 2, 1996. From the proceeds of the sale, the Partnership will pay to an unaffiliated party a brokerage commission of $210,000 and to the holder of the first mortgage loan the outstanding balance of the loan, expected to be approximately $6,672,500 at closing. Additionally, pursuant to a loan modification in 1986, the lender will receive an equity participation equal to 50% of the net sale proceeds, estimated to be approximately $1,756,250. An affiliate of the third party providing property management services for the property will receive a fee of up to $105,000 for services rendered in connection with the sale. The Partnership will receive the remaining proceeds of approximately $1,756,250. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for its actual expenses incurred in connection with the sale.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.


Item 5. Other Information
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a) Chestnut Ridge Apartments, Phase II

As previously reported, on September 6, 1996, the Partnership contracted to sell Chestnut Ridge Apartments, Phase II, Fort Worth, Texas (the "Property"), to an unaffiliated party, TGM Realty Corp. #5, a Delaware corporation, for a sale price of $4,703,500. In addition, an affiliate of the General Partner (the "Affiliate") contracted to sell Chestnut Ridge Apartments, Phase I ("Phase I"), located adjacent to the Property, to the purchaser. The sale closed on September 30, 1996. The sale of Phase I also closed on September 30, 1996.

Pursuant to a letter agreement among the Partnership, Affiliate and purchaser, the purchaser requested the City of Fort Worth to inspect the Property and Phase I and to issue new certificates of occupancy. As a result of the inspection, the purchaser received a $6,900 reduction of the purchase price of the Property to reimburse the purchaser for the costs of certain repairs. From the proceeds of the sale, the Partnership paid the outstanding balance of the first mortgage loan of $3,073,783, a prepayment penalty of $153,689, $93,932 to an unaffiliated party as a brokerage commission, $46,966 to an affiliate of the third party providing property management services for the Property for services rendered in connection with the sale of the Property and $24,515 in closing costs. The Partnership received the remaining $1,303,715 of sale proceeds.

b)  Courtyards of Kendall Apartments

In 1984, the Partnership acquired the Courtyards of Kendall Apartments, Dade County, Florida, utilizing approximately $6,313,320 in offering proceeds. The property was acquired subject to first mortgage financing of approximately $8,691,260. Pursuant to a 1988 refinancing, the outstanding loan balance was increased to approximately $10,235,000. The Partnership received excess
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proceeds of approximately $1,241,000.  In 1992, the new mortgage loan was modified, and the Partnership made a principal payment of approximately
$440,000.

On October 24, 1996, the Partnership contracted to sell the property for a sale price of $11,310,000 to an unaffiliated party, Ceebraid-Signal Corporation, a Florida corporation. The purchaser has deposited $150,000 into an escrow account as earnest money and will pay the remaining $11,160,000 at closing, which is scheduled for December 16, 1996. From the proceeds of the sale, the Partnership will repay the first mortgage loan which is expected to have an outstanding balance at closing of approximately $8,824,000. As a part of the loan modification described above, the lender is also entitled to receive upon the sale an additional amount equal to 25% of that portion of the value of the property agreed upon by the lender and the Partnership which exceeds $10,100,000. The amount to be paid to the lender under this provision is estimated to be up to $600,000. The Partnership will pay $226,200 to a third party as a brokerage commission and will receive the remaining proceeds of approximately $1,660,000, less closing costs. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for its actual expenses incurred in connection with the sale.

An affiliate of the General Partner has sold or contracted to sell two other properties to the purchaser.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (A)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (2) (a) (i)  Agreement of Sale and attachments thereto relating to the sale of the Chesapeake Apartments, Harris County, Texas.

                  (ii) First Amendment to Agreement of Sale relating to the
                       sale of the Chesapeake Apartments, Harris County,
                       Texas.

              (b) Agreement of Sale and attachments thereto relating to the sale of the Quail Lakes Apartments, Oklahoma City, Oklahoma.

          (99) (a) Letter agreement relating to the sale of Chestnut Ridge Apartments, Phase II, Fort Worth, Texas.

               (b) Agreement of Sale and attachments thereto relating to the sale of the Courtyards of Kendall Apartments, Dade County, Florida.

     No information is required under Items 1, 3, 4, 6 and 8 and these items have, therefore, been omitted.
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Signature
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                         BALCOR REALTY INVESTORS-84

                         By:  Balcor Partners-XV, an IllinoiS general
                              partnership, its general partner

                         By: RGF-Balcor Associates-II, an Illinois general partnership, a partner

                         By:  The Balcor Company, a Delaware corporation,
                              a partner

                         By:  /s/ Jerry M. Ogle
                              ------------------------------------
                                  Jerry M. Ogle, Vice President
                                  and Secretary

Dated:  November 4, 1996
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